UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 10, 2005
ERICO INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	333-115267	34-0201460

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30575 Bainbridge Road
Suite 300
Solon, Ohio 44139
(440) 349-2630

(Address, including zip code, and telephone number, including area code, of Registrant’s Principal Executive Offices)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition
         On August 10, 2005 ERICO International Corporation issued a press release regarding its consolidated results of operations, financial condition and cash flows for the quarter and six months ended June 30, 2005. The text of the press release is included as Exhibit 99.1 to this report and is incorporated herein. The information included in the press release is being furnished, and not filed, under the Securities Exchange Act of 1934.
Item 9.01.      Financial Statements and Exhibits
(c)          Exhibits
The following exhibits are being furnished with this Report:
99.1        Press release dated August 10, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2005	ERICO INTERNATIONAL CORPORATION
	By:	/s/ William A. Fullmer
		Name:	William A. Fullmer
		Title:	Vice President, General Counsel and Secretary